1



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [ X ] Filed by a party other than the registrant [ ] Check the appropriate box:
[ ] Preliminary proxy statement. [X] Definitive proxy statement. [ ] Definitive additional materials.
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12. [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
         [X ]     No fee required.

                          UCI MEDICAL AFFILIATES, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MARCH 28, 2006


         The 2006 annual meeting of stockholders of UCI Medical Affiliates, Inc. will be held at The Capital City Club, 1201 Main Street, 25th Floor, Columbia, South Carolina, on Tuesday, March 28, 2006, beginning at 10:00 a.m. eastern time, for the following purposes:

(1)               To elect two members to our Board of Directors;

(2) To ratify the appointment and engagement of Scott McElveen, L.L.P., Certified Public Accountants, as our independent auditors for the fiscal year ending September 30, 2006; and

     (3) To transact any other business that properly comes before the annual meeting or any adjournment of the meeting.
         Only holders of record of our common stock at the close of business on February 10, 2006 are entitled to notice of, and to vote at, the annual meeting or any adjournment of the meeting.

         You are cordially invited and urged to attend the annual meeting in person, but if you are unable to do so, please date, sign, and promptly return your proxy in the enclosed, self-addressed, postage-paid envelope. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

         Each stockholder who attends the meeting may be asked to present valid picture identification, such as a driver's license or passport. Stockholders attending the meeting and holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.


                                    By Order of the Board of Directors,

                                    D. Michael Stout, M.D.
                                    President and Chief Executive Officer

Columbia, South Carolina
February 23, 2006

                                                           1

PROXY STATEMENT.....................................................................................................1
ABOUT THE MEETING...................................................................................................1
         What is the purpose of the annual meeting?.................................................................1
         Who is entitled to vote at the meeting.....................................................................1
         What are the voting rights of the holders of our common stock?.............................................1
         Who can attend the meeting?................................................................................1
         What constitutes a quorum?.................................................................................1
         How do I vote?.............................................................................................2
         Can I change my vote after I return my proxy card?.........................................................2
         What vote is required to approve each item?................................................................2
         Who bears the cost of this proxy statement and who may solicit proxies?....................................3
ELECTION OF DIRECTORS...............................................................................................3
RATIFICATION OF APPOINTMENT OF AUDITORS.............................................................................3
OTHER BUSINESS......................................................................................................4
STOCK OWNERSHIP.....................................................................................................4
         Who are the largest owners of our stock, and how much stock do our directors and executive officers own?...4
         Section 16(a) Beneficial Ownership Reporting Compliance....................................................5
GOVERNANCE OF THE COMPANY...........................................................................................5
         Who are the current members of the Board?..................................................................5
         Important Information Regarding Directors..................................................................5
         What is the role of the Board's committees?................................................................7
         How does the Board select nominees for the Board?..........................................................7
         How often did the Board meet during fiscal year 2005?......................................................8
         How are directors compensated?.............................................................................8
         Does the company have a code of ethics?....................................................................9
         How do stockholders communicate with the Board?............................................................9
         What related party transactions exist?.....................................................................9
AUDIT COMMITTEE REPORT.............................................................................................12
FEES TO INDEPENDENT AUDITORS.......................................................................................13
EXECUTIVE COMPENSATION.............................................................................................14
         Compensation Committee Report On Executive Compensation...................................................14
         Compensation Committee Interlocks and Insider Participation...............................................15
         Employment Contracts......................................................................................15
         Executive Compensation Summary Table......................................................................16
         Fiscal Year End Option Values.............................................................................17
         Securities Authorized for Issuance Under Equity Compensation Plan.........................................17
COMPARISON OF CUMULATIVE TOTAL RETURNS.............................................................................18
ADVANCE NOTICE PROCEDURES..........................................................................................18
ANNUAL REPORT ON FORM 10-K.........................................................................................20
MISCELLANEOUS......................................................................................................20

                          UCI MEDICAL AFFILIATES, INC.
                               4416 Forrest Drive
                         Columbia, South Carolina 29206

                                 PROXY STATEMENT

         This proxy statement contains information related to the 2006 annual meeting of our stockholders to be held at The Capital City Club, 1201 Main Street, 25th Floor, Columbia, South Carolina, on Tuesday, March 28, 2006 at 10:00 a.m. eastern time, and at any adjournment of the meeting. We are mailing this proxy statement to stockholders on or about February 23, 2006.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, and the ratification of our independent auditors. In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record at the close of business on February 10, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

         Cumulative voting for the election of directors is not available under our Certificate of Incorporation. Consequently, each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Who can attend the meeting?

         Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each stockholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m. eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. We will not permit cameras, recording devices, or other electronic devices at the meeting.

What constitutes a quorum?

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 256 stockholders held of record 9,740,472 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 4,870,237 votes will be required to establish a quorum.

         We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be present in person or by proxy and entitled to vote. Therefore, we will count these shares for purposes of determining whether a quorum is present at the annual meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

         If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone, or telegraph. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote it as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

         Unless you give other instructions on your proxy card, the designated proxy holders will vote in accordance with the Board's recommendations set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting, or (iii) attending the annual meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy. Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

What vote is required to approve each item?

         Election of Directors. The two nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. You cannot vote, in person or by proxy, for a greater number of persons than two, the number of nominees named in the proxy.

         Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

         Street Name. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Who bears the cost of this proxy statement and who may solicit proxies?

         We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail, telephone, or telegram. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation provides for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board are elected at each annual meeting to serve until the third annual stockholders' meeting after their election. The Board consists of seven directorships divided into two classes of two and one class of three. The Board proposes two individuals, Harold H. Adams, Jr. and Charles M. Potok, as nominees to serve from the date of their election at the annual meeting until the 2009 annual meeting of stockholders, or until their successors shall have been earlier elected and qualified.

         Each of the nominees is currently a member of the Board, and all the nominees were recommended by our Nominating Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee. For additional information on each of these nominees, see the information set forth later in this proxy statement under the heading "Governance of the Company."

         Terms Expiring in 2009:  Harold H. Adams, Jr. and Charles M. Potok

         The Board recommends that stockholders vote "FOR" each of the persons listed above.

                                  PROPOSAL TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Scott McElveen, L.L.P., as independent auditors for the fiscal year ending September 30, 2006, subject to stockholder ratification. If the stockholders do not ratify this appointment, the Board of Directors upon recommendation of the Audit Committee will consider other certified public accountants. We describe services of Scott McElveen, L.L.P., to us and our subsidiaries below under the heading "Fees to Independent Auditors." We provide additional information relating to our Audit Committee below under the heading "Audit Committee Report."

         We expect a representative of Scott McElveen, L.L.P., to be in attendance at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

         The Board recommends that stockholders vote "FOR" the ratification of Scott McElveen, L.L.P., as our independent auditors for fiscal year ending September 30, 2006.


                                 OTHER BUSINESS

         As of the date of this proxy statement, our Board knows of no other matter to come before the annual meeting. However, if any matter requiring a vote of the stockholders should arise, the Board designees intend to vote the proxy in accordance with the Board's recommendation, or in the absence of a Board recommendation, in accordance with their best judgment.


                                 STOCK OWNERSHIP

     Who are the largest owners of our stock, and how much stock does our directors and executive officers own?

         The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of February 10, 2006. Information is presented for (i) stockholders owning more than five percent of the outstanding common stock as indicated in their respective Schedule 13D filings as filed with the Securities and Exchange Commission as of February 10, 2006, (ii) each of our directors, each nominee for director, and each of our executive officers individually, and (iii) all of our directors and executive officers, as a group. The percentages are calculated based on 9,740,472 shares of common stock outstanding on February 10, 2006.

                                                                                 Shares
                                                                              Beneficially
                                  Name                                         Owned (1)            Percentage
------------------------------------------------------------------------- -----------------         -------------
Blue Cross Blue Shield of South Carolina (2)...................................6,726,019                  69.05
Harold H. Adams, Jr. (3)...........................................................7,500                         *
Joseph A. Boyle, CPA...................................................................0                         0
Jean E. Duke, CPA..................................................................2,000                         *
Thomas G. Faulds (4).............................................................. 5,000                         *
John M. Little, Jr., M.D...............................................................0                         0
Charles M. Potok (4)...............................................................5,000                         *
Timothy L. Vaughn, CPA.................................................................0                         0
D. Michael Stout, M.D. (5).......................................................393,985                    4.04
Jerry F. Wells, Jr. (4)..........................................................109,825                    1.13
All current directors and executive officers
    As a group (9 persons).......................................................523,310                    5.37

* Amount represents less than 1.0 percent.

(1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to us that such stockholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that stockholder.

(2) The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by BlueChoiceHealthPlan ("BlueChoice") [formerly known as Companion HealthCare Corporation `CHC'] 6,107,838 shares and Companion Property & Casualty Corporation ("CP&C") 618,181 shares, wholly owned subsidiaries of Blue Cross Blue Shield of South Carolina.

     (3) Includes 5,000 shares issuable pursuant to currently exercisable stock options.

(4) All shares are issuable pursuant to currently exercisable stock options.

     (5) Includes 89,825 shares issuable pursuant to currently exercisable stock options and 10,000 shares held by Dr. Stout's spouse, Paulette J. Stout.



Section 16(a) Beneficial Ownership Reporting Compliance

         Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and officers complied during our fiscal year-ended September 30, 2005 with the filing requirements under Section 16(a) of the 1934 Act.

                            GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

         The following table identifies the names, ages, Board term expiration, and committee memberships of our Board members as of the date of this proxy:

           Name                         Age       Term          Audit        Compensation    Nominating
           ----                         ---           --------
                                                  Expiring In   Committee    Committee       Committee
           Harold H. Adams, Jr.         58        2006(1)            *                            **
           Joseph A. Boyle, CPA         51        2008              **                               *
           Jean E. Duke, CPA            50        2007               *                               *
           Thomas G. Faulds             64        2008                             *
           John M. Little, Jr., M.D.    55        2008                             *
           Charles M. Potok             56        2006(1)                          **
           Timothy L. Vaughn, CPA       41        2007                             *

(1) This director is nominated for re-election at the 2006 annual meeting of stockholders for a term expiring at the annual meeting expected to be held in 2009. * Member ** Chairman

Important Information Regarding Directors

     Director Nominees for Terms Expiring at the Annual Meeting Expected to be Held in 2009:

     Harold H. Adams, Jr., 58, has served as one of our directors since June 1994 and as Chairman and owner of Adams and Associates International and Southern Insurance Managers since June 1992. Additionally, Mr. Adams is Chairman and part owner of Custom Assurance Placements, Ltd., since its inception in February 2005. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 34 years of involvement in the insurance industry and is a member of many professional and civic organizations. Mr. Adams was most recently reelected as a director at the annual meeting of stockholders in 2003.

         Charles M. Potok, 56, has served as our Chairman of the Board since February 2003, and has served as one of our directors since September 1995. He has served as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Company, a wholly-owned subsidiary of Blue Cross Blue Shield of South Carolina, since March 1984 and, as President of Companion Property and Casualty Company since April 2002. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining Companion Property and Casualty Company, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance. Mr. Potok was most recently reelected as a director at the annual meeting of stockholders in 2003.


Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2008:

     Joseph A. Boyle, CPA, 51, has served as the President and Chief Executive Officer of Affinity Technology Group, Inc. since January 2000 and as its Chairman since March 2001. Mr. Boyle served as Affinity's Senior Vice President and Chief Financial Officer from September 1996 until January 2000 and as Chairman and Chief Executive Officer of Surety Mortgage, Inc., a wholly owned subsidiary of Affinity, from December 1997 until December 2001. Mr. Boyle is a certified public accountant and since January 2005 has served as Chief Operating Officer of Community Resource Mortgage, Inc., a wholly owned subsidiary of Community Bancshares, Inc. From April 2003 to August 2004, Mr. Boyle was a partner in the accounting firm of Elliott Davis, LLC. From June 1982 until August 1996, Mr. Boyle was employed by Price Waterhouse, LLP and from 1993 until 1996 was a partner in its Kansas City, Missouri office where he specialized in the financial services industry. Mr. Boyle was most recently reelected as a director at the annual meeting of stockholders in 2005.

     Thomas G. Faulds, 64, has served as President and Chief Operating Officer of the Blue Cross Blue Shield Division of Blue Cross and Blue Shield of South Carolina ("BCBS") since 1998, and also serves as the senior officer responsible for six subsidiaries: BlueChoiceHealthPlan, Planned Administrators, Inc., Companion Benefits Alternatives, Inc., Alpine Agency, Inc., Thomas H. Cooper & Company and CIMR. He has been employed by BCBS since March, 1972. Mr. Faulds previously served as a director for UCI Medical Affiliates, Inc. ("UCI") between August 1996 and June 2003. On December 13, 2005, Ashby M. Jordan, M.D. resigned from the Board of Directors of UCI, and the Board of Directors appointed Mr. Faulds to UCI's Board of Directors as of December 13, 2005 to serve for Dr. Jordan's unexpired term.

     John M. Little, Jr., M.D., MBA, 55, has served as one of our directors since August 1998 and is currently the Vice President for HealthCare Services and Chief Medical Officer for Blue Cross Blue Shield of South Carolina. Dr. Little also served in the same position at BlueChoiceHealthPlan (formerly known as Companion HealthCare Corporation) from 1994 to 2000. Prior to joining BlueChoiceHealthPlan (formerly known as Companion HealthCare Corporation) in 1994, Dr. Little served as Assistant Chairman for Academic Affairs, Department of Family Practice, Carolinas Medical Center, Charlotte, North Carolina from 1992 to 1994. Dr. Little was most recently reelected as a director at the annual meeting of stockholders in 2005.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2007:

         Jean E. Duke, CPA, 50, has owned a consulting business since December 2004 providing services primarily for insurance and financial organizations. Prior to that, Ms. Duke was affiliated with Colonial Life & Accident Insurance Company, serving in the roles of Senior Vice President, Customer & Information Services, and President & Chief Financial Officer, from August 2002 to December 2004. Ms. Duke is a certified public accountant. A graduate of Leadership Columbia, she was named the Financial Executive of the Year by the Columbia chapter of the Institute of Management Accountants, the Distinguished Young Alumni by the Moore School of Business, and was honored with the Tribute to Women and Industry award by the Young Women's Christian Association. Ms. Duke has held leadership and board positions with many professional and business organizations as well as continuing to be active in numerous community organizations. Ms. Duke was elected as a director at the annual meeting of stockholders in 2004.

         Timothy L. Vaughn, CPA, 41, has served as Chief Financial Officer of BlueChoiceHealthPlan Plan (formerly known as Companion HealthCare Corporation) since January 2000. He served as TRICARE Contracts Manager for Blue Cross Blue Shield of South Carolina from 1997 to 2000. This federal program provided health benefits administration for military dependents and retirees across the nation. Mr. Vaughn is a certified public accountant and has been named a Fellow in both the Academy of Healthcare Management and Life Management Institute and is currently serving as Corporate Secretary and Treasurer of EAP Alliance, Inc. in Columbia, South Carolina. He is a member of numerous professional and civic organizations. Mr. Vaughn was most recently elected as a director at the annual meeting of stockholders in 2004.

What is the role of the Board's committees?

         The Board has standing Audit, Compensation and Nominating Committees.

         Audit Committee. We describe the functions of the Audit Committee under the heading "Report of the Audit Committee." The Audit Committee operates under a written Charter. All of the members of the Audit Committee are independent within the meaning of SEC regulations. The Board of Directors has determined that Mr. Boyle and Ms. Duke are financial experts, as that term is defined in
Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee met four times during the fiscal year ended September 30, 2005.

         Compensation Committee. We describe the functions of the Compensation Committee under the heading of "Report of Compensation Committee." The Compensation Committee met one time during the fiscal year ended September 30, 2005.

         Nominating Committee. The Nominating Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director, and recommends director nominees to the Board. All of the members of the Nominating Committee are independent within the meaning of SEC regulations. The Nominating Committee operates under a written Charter. The Nominating Committee met one time during the fiscal year ended September 30, 2005.

How does the Board select nominees for the Board?

         The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our corporate Secretary in writing with whatever supporting material the stockholder considers appropriate, as long as the material includes at a minimum pertinent information concerning the nominee's background and experience. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Certificate relating to stockholder nominations as described below under the heading "Advance Notice Provisions."

         Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The Committee bases this initial determination on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The Committee also bases this initial determination primarily on the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

         If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee's background and experience. The Committee then evaluates the prospective nominee against the standards and qualifications set out in its Charter, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, and gender and ethnic diversity on the board.

         In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

How often did the Board meet during fiscal year 2005?

         Our Board held a total of four meetings during our fiscal year ended September 30, 2005. No directors attended fewer than seventy-five percent of the aggregate of: (1) the total of these Board meetings; and (2) the total number of meetings of the committees upon which the director served. All our current directors, other than Harold H. Adams, Jr. and Timothy L. Vaughn, CPA attended our 2005 annual stockholder meeting. Dr. Ashby M. Jordan, who served on our Board at the time of our 2005 annual stockholder meeting, was also absent. We expect our directors to dedicate sufficient time, energy, and attention to ensure the diligent performance of his duties, including attending our stockholder meetings and the meetings of the Board and its Committees on which he or she serves.

How are directors compensated?

         Currently, members of our Board receive the following retainer fees:
$6,000 per fiscal year for the Chairman, $5,000 per year for Committee members, and $4,000 per year for all other members of the Board. We also reimburse directors for out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors of our company.

         During the fiscal year ended September 30, 1996, we adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provided for the granting of options to non-employee directors for the purchase of 10,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options to Harold H. Adams, Jr. and 5,000 options to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. On February 10, 2006, these stock options were outstanding and exercisable.

         During the fiscal year ended September 30, 1997, we adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provided for the granting of options to four non-employee directors for the purchase of 20,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options each to Thomas G. Faulds, Ashby M. Jordan, M.D., Charles P. Cannon, and Charles
M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. On February 10, 2006, these stock options were outstanding and exercisable.

Does the company have a code of ethics?

         We adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have filed a copy of this code as an Exhibit to our annual report on Form 10-K.

How do stockholders communicate with the Board?

         Stockholders and other parties interested in communicating directly with the Board may do so by addressing correspondence to our Chairman of the Board at the address indicated on page one of this proxy statement. Stockholders and other parties interested in communicating directly with individual Board members may do so by addressing correspondence to the individual Board member at the address indicated on page one of this proxy statement. The corporate Secretary or his designee will review all such correspondence and regularly forward to the Board a summary of the correspondence and copies of the correspondence that, in the opinion of the corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be addressed to the attention of our Audit Committee.

What related party transactions exist?

         Administrative Services Agreements

         As used in this proxy statement, the term UCI-SC refers to UCI Medical Affiliates of South Carolina, Inc., our wholly-owned subsidiary; the term DC-SC refers to Doctors Care P.A., a professional corporation affiliated with us; the term DC-TN refers to Doctor's Care of Tennessee, P.C., a professional corporation affiliated with us; the term PPT refers to Progressive Physical Therapy, P.A., a professional corporation affiliated with us; the term COSM refers to Carolina Orthopedic & Sports Medicine, P.A., a professional corporation affiliated with us; and the term P.A. refers collectively to DC-SC, DC-TN, PPT and COSM.

         UCI-SC has entered into Administrative Services Agreements with each of the P.A. Under these Administrative Services Agreements, which have an initial term of forty years, UCI-SC performs all non-medical management for the P.A. and has exclusive authority over all aspects of the business of the P.A. (other than those directly related to the provision of patient medical services or as otherwise prohibited by state law). The non-medical management provided by UCI-SC includes, among other functions, treasury and capital planning, financial reporting and accounting, pricing decisions, patient acceptance policies, setting office hours, contracting with third party payors, and all administrative services. UCI-SC provides all of the resources (systems, procedures and staffing) to bill third party payors or patients, and provides all of the resources (systems, procedures and staffing) for cash collection and management of accounts receivables, including custody of the lockbox where cash receipts are deposited. From the cash receipts, UCI-SC pays all physician and physical therapist salaries, and all other operating costs of the centers and of UCI-SC. UCI-SC sets compensation guidelines for the licensed medical professionals at the P.A. and establishes guidelines for establishing, selecting, hiring, and firing of the licensed medical professionals. UCI-SC also negotiates and executes substantially all of the provider contracts with third party payors, with the P.A. executing certain of the contracts at the request of a minority of payors. UCI-SC does not loan or otherwise advance funds to any P.A. for any purpose.

         During our fiscal years ended September 30, 2005 and 2004, the P.A. received an aggregate of approximately $56,642,000 and $47,474,000, respectively, in fees prior to deduction by the P.A. of their payroll and other related deductible costs covered under the Administrative Services Agreements. For accounting purposes, we combine the operations of the P.A. with our operations, as reflected in our consolidated financial statements.

         D. Michael Stout, M.D. is the sole shareholder of DC-SC, DC-TN and COSM, and since November 1, 2002, has served as the President and Chief Executive Officer of UCI, UCI-SC, DC-SC and DC-TN. Since its incorporation on April 1, 2005, Dr. Stout has served as the President of COSM. Prior to November 1, 2002, Dr. Stout was the Executive Vice President of Medical Affairs for UCI and UCI-SC, and was the President of DC-SC and DC-TN. Barry E. Fitch, P.T. is the sole shareholder of PPT and has served as its President since the incorporation of PPT on April 5, 2005.

         Other Transactions with Related Parties

         As of February 10, 2006, BlueChoiceHealthPlan ("BlueChoice") [formerly known as Companion Healthcare Corporation `CHC'], a wholly owned subsidiary of Blue Cross Blue Shield of South Carolina ("BCBS"), owns 6,107,838 shares of our common stock and Companion Property and Casualty Insurance Company ("CP&C"), another wholly owned subsidiary of BCBS, owns 618,181 shares of our common stock, which combine to approximately 69.05 percent of our outstanding common stock. The following is a historical summary of purchases of our common stock by BCBS subsidiaries from us.


              Date            Blue Cross Blue Shield of South                          Price            Total
            Purchased                     Carolina                     Number           per           Purchase
                                         Subsidiary                   of Shares        Share            Price
       -------------------  -------------------------------------   --------------  ------------  ------------------
                            BlueChoiceHealthPlan
            12/10/93                                             *      333,333        $1.50          $ 500,000
                            BlueChoiceHealthPlan
            06/08/94                                             *      333,333        3.00            1,000,000
                            BlueChoiceHealthPlan
            01/16/95                                             *      470,588        2.13            1,000,000
                            BlueChoiceHealthPlan
            05/24/95                                             *      117,647        2.13              250,000
                            BlueChoiceHealthPlan
            11/03/95                                             *      218,180        2.75              599,995
                            BlueChoiceHealthPlan
            12/15/95                                             *      218,180        2.75              599,995
                            BlueChoiceHealthPlan
            03/01/96                                             *      315,181        2.75              866,748

            06/04/96        Companion Property and Casualty             218,181        2.75              599,998

            06/23/97        Companion Property and Casualty             400,000        1.50              600,000

         *BlueChoiceHealthPlan ("BlueChoice") [formerly known as Companion HealthCare Corporation `CHC'].

         Our common stock acquired by BlueChoice and CP&C was purchased pursuant to exemptions from the registration requirements of federal securities laws available under Section 4(2) of the 1933 Act. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. BlueChoice and CP&C purchased these shares at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by us in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. BlueChoice and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements.

         From time to time, BlueChoice has purchased additional shares of our common stock directly from other stockholders of the company. We were not a party to those transactions.

         BlueChoice and CP&C have the option to purchase as many shares from us as may be necessary for BCBS and its subsidiaries in the aggregate to obtain and maintain ownership of 48 percent of the outstanding common stock. To the extent either of these BCBS subsidiaries exercises its right in conjunction with a sale of voting stock by us, the price to be paid by such entity is the average price to be paid by the other purchasers in that sale. Otherwise, the price is the average closing bid price of our voting stock on the ten trading days immediately preceding the election by a BCBS subsidiary to exercise its purchase rights. Consequently, to the extent either of the BCBS subsidiaries elects to exercise any or a portion of its rights under these anti-dilution agreements, the sale of shares of common stock to a BCBS subsidiary will have the effect of reducing the percentage voting interest in us represented by a share of the common stock.

         During the fiscal year ended September 30, 1998, UCI-SC entered into a capital lease purchase agreement with BCBS for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $1,253,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 2005 is $95,200, which includes lease addenda. We believe the terms of the lease purchase agreement to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through CP&C.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by BlueChoice who have selected DC-SC as their primary care provider. We believe the terms of the agreement with BlueChoice to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.


                             AUDIT COMMITTEE REPORT

         The Audit Committee's charter, revised as of June 9, 2005, specifies that the purpose of the Committee is to oversee and monitor:

         (1) the integrity of the company's accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public,

         (2) the independence and qualifications of the company's external auditor,

         (3)      the performance of the company's external auditor,

         (4) the company's system of internal accounting and financial controls,

         (5) the company's system of public and private disclosure controls, and the company's compliance with laws, regulations, and the company's Code of Ethics and any other code of ethics applicable to the company.

         The full text of the Charter was previously filed with the Securities and Exchange Commission. In carrying out its responsibilities, the Audit Committee, among other things

         (1) monitors preparation of quarterly and annual financial reports by our management;

         (2) supervises the relationship between us and our independent auditors, including: having direct responsibility for our auditor's appointment, compensation, and retention; reviewing the scope of our auditor's audit services; approving significant non-audit services; and confirming the independence of our auditors; and

         (3) oversees management's implementation and maintenance of effective systems of internal and disclosure controls.

         The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with our independent auditors and with our internal auditors.

         As part of its oversight of our financial statements, the Committee reviewed and discussed with both management and our independent auditors the audited consolidated financial statements for the year ended September 30, 2005. Management advised the Committee that these financial statements had been prepared in accordance with generally accepted accounting principles. The discussions with Scott McElveen, L.L.P. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90, including the quality of our accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in our financial statements. The Committee also discussed with Scott McElveen, L.L.P. matters relating to Scott McElveen L.L.P.'s independence, including a review of audit and non-audit fees and the written disclosures and letter from Scott McElveen, L.L.P. to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Based on the above-described discussions and reviews, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

         Submitted by the Audit Committee of the Board of Directors.

         Joseph A. Boyle, CPA, Chairman
         Harold H. Adams, Jr.
         Jean E. Duke, CPA

                          FEES TO INDEPENDENT AUDITORS

         The following table presents for the fiscal years ending September 30, 2005 and 2004 under the heading: (1) "Audit Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q and for services that are normally provided by Scott McElveen, L.L.P. in connection with our statutory and regulatory filings or engagements; (2) "Audit-Related Fees," the aggregate fees billed for assurance and related services by Scott McElveen, L.L.P. that are reasonably related to the performance of the audit or review of our financial statements; and, (3) "Tax Fees," the aggregate fees billed for professional services rendered by Scott McElveen, L.L.P. for tax compliance, tax advice, and tax planning.

                                           Fiscal              Fiscal
                                           Year 2005           Year 2004
                                           -----------         -----------
                                           -----------         -----------
Audit Fees(1)                              $81,000             $66,125
Audit Related Fees(2)                          8,000           $  7,350
Tax Fees(3)                                  14,000            $16,500

(1) Includes primarily fees relating to the audit of the Company's annual financial statements and for reviews of the financial statements included in the Company's reports on Form 10-Q.

     (2) Includes fees for services related to the audit of the Company's 401(k) Plan and Form 5500 preparation.

3     Includes fees related to tax compliance, and tax advice.

         The Audit Committee pre-approved all audit related services, tax services, and other services and concluded that provision of these services was compatible with maintaining Scott McElveen, L.L.P.'s independence in conducting its audit services.


                             EXECUTIVE COMPENSATION

Executive Officers

         The following individuals constitute our executive officers:

Name                                Age              Offices Held

D. Michael Stout, M.D. 60 President and Chief Executive Officer Jerry F. Wells, Jr., CPA 43 Executive Vice President, Chief Financial Officer
                                                     and Secretary

         D. Michael Stout, M.D., 60, has served as Executive Vice President of Medical Affairs of UCI and Doctors Care, P.A. ("DC-SC") since 1985 and as President and Chief Executive Officer of UCI, UCI-SC, DC-SC and Doctors Care of Tennessee, P.C. since November 1, 2002, and of COSM since April 5, 2005. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society, and the American College of Physician Executives. He graduated from Brown University Medical School in 1980 and practiced medicine for Doctors Care since 1983. Recently, he was elected as a member of the Board of Directors of the South Carolina Campaign to Prevent Teen Pregnancy.

         Jerry F. Wells, Jr., CPA, 43, has served as our Executive Vice President and Chief Financial Officer since he joined us in February 1995 and as our Corporate Secretary since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, the Corporate Secretary of DC-SC since December 1996, and the Corporate Secretary of COSM and PPT since April 5, 2005. Prior to joining us, he served as a Senior Manager and consultant for PricewaterhouseCoopers LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, and the North Carolina CPA Association.

Compensation Committee Report On Executive Compensation

         The Compensation Committee of the Board of Directors generally determines the compensation of our executive officers. This committee reviews and recommends to the Board the salaries and other compensation of all of our officers and directors. The Compensation Committee also administers our Stock Incentive Plans. The following report is being furnished with respect to certain compensation paid or awarded to our executive officers during the fiscal year ended September 30, 2005.

         General Policies. Our compensation program is intended to enable us to attract, motivate, reward, and retain the management talent to achieve corporate objectives and thereby increase shareholder value. Our policy is to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, our executive compensation program is composed of a base salary, incentive compensation and stock options.

         Base Salary. Base salaries for Dr. Stout and Mr. Wells were determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with us and our performance during prior periods. In evaluating our overall performance, the primary focus is on financial performance for the relevant annual period measured by operating income. The Committee also considers the recommendations of the Chief Executive Officer (except in the case of his own compensation); to the extent available, the salary norms for persons in comparable positions at comparable companies; and the person's experience. The Committee reviews base salaries from time to time and adjusts them appropriately.

         Incentive Compensation. The Compensation Committee determines cash bonuses for all executive officers and awards the bonuses only if we, or any applicable subsidiary or business unit, achieve performance objectives. We designed our long-term incentive compensation for executive officers to focus management's attention on our future. We provide long-term compensation through grants of stock options. The number of stock options granted is based upon the executive's salary, performance, and responsibilities. Each executive officer also receives additional compensation through standard benefit plans available to all employees, including but not limited to matching contributions pursuant to a 401(k) plan, paid vacation, and group health, life, and disability insurance. The Compensation Committee believes each of these benefits is an integral part of the overall compensation program that helps to ensure that our executive officers receive competitive compensation.

         Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

         Submitted by the Compensation Committee of the Board of Directors.

         Charles M. Potok, Chairman
         John M. Little, Jr., M.D.
         Timothy L. Vaughn, CPA

Compensation Committee Interlocks and Insider Participation

         None of the members of the Compensation Committee is or has been our executive officer or employee or an executive officer or employee of any of our subsidiaries. None of the members of the Compensation Committee is or has been a member of the compensation committees of another entity. None of our executive officers are or have been a member of the compensation committee, or a director, of another entity.

Employment Contracts

         We have not entered into employment agreements with our Executive Officers.

Executive Compensation Summary Table

         The following table summarizes for each of the indicated years the compensation earned by each of our executive officers, as that term is defined by Securities and Exchange Commission rules, whose annual compensation from us for all services provided to us or our subsidiaries during any of the indicated years exceeded $100,000.



                           Summary Compensation Table


                                                                                    Long Term
                                              Annual Compensation                  Compensation

                                                                                    Securities
                                                                                    Underlying          All Other
Name and Principal Position         Fiscal Year    Salary (1)    Bonus (1)           Options           Compensation
---------------------------         -----------    ----------    ---------           -------           ------------

D. Michael Stout, M.D.                  2005      $278,100                                  0                  0
                                     $94,000
President and                           2004        261,000          81,000                 0                  0
                                                  (2)
Chief Executive Officer                 2003        227,000          88,000                 0                  0
                                                  (2)

Jerry F. Wells, Jr., CPA                2005      $183,900                                  0                  0
                                     $70,000
Executive Vice President,               2004        166,100          59,000                 0                  0
Chief Financial Officer,                2003        144,500          39,000                 0                  0
 and Corporate Secretary


(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC. The remuneration described in the table above does not include our cost of benefits furnished to certain officers that were extended in connection with the conduct of our business. The amount of such benefits accrued for each of the named executives in each of the years reflected in the table did not exceed 10% of the total annual salary and bonus reported for such executive in such year.

(2) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 in each of the three fiscal years ended September 30, 2005, 2004, and 2003. For services performed by Dr. Stout for DC-SC, Dr. Stout received an annual salary of $228,000, $211,000, and $177,000 in the fiscal years ended September 30, 2005, 2004 and 2003. Dr. Stout has served as the President and Chief Executive Officer of UCI, UCI-SC, and DC-SC since November 1, 2002.

Fiscal Year End Option Values

The following table sets forth certain information with respect to unexercised options to purchase our common stock held at September 30, 2005. None of the named executive officers exercised any options during the fiscal year ended September 30, 2005. Additionally, no options were granted to any officer or director during the fiscal year ended September 30, 2005.


                                               2005 Fiscal Year End
                                                   Option Values



                                      Number of Securities Underlying                 Value of Unexercised
                                          Unexercised Options at                          In-the-Money
                                              Fiscal Year End                      Options at Fiscal Year End
                                 ------------------------------------------  ---------------------------------------

             Name                   Exercisable          Unexercisable          Exercisable        Unexercisable
---------------------------------------------------- ---------------------- -------------------- -------------------




                                      89,825                   0                     0                   0
D. Michael Stout, M.D.
President and
Chief Executive Officer


                                      109,825                  0                     0                   0
Jerry F. Wells, Jr., CPA
Executive Vice President,
Chief Financial Officer, and
Corporate Secretary


Securities Authorized for Issuance Under Equity Compensation Plan

         The following table provides information about our common stock authorized for issuance under all of our existing equity compensation plans as of September 30, 2005.

                                                                                               Number of securities
                                                                                             remaining available for
                                       Number of securities                                   future issuance under
                                        to be issued upon           Weighted-average           equity compensation
                                           exercise of             exercise price of             plans [excluding
                                       outstanding options,       outstanding options,       securities reflected in
          Plan category                warrants and rights        warrants and rights              column (a)]
----------------------------------    -----------------------    -----------------------     -------------------------
----------------------------------    -----------------------    -----------------------     -------------------------
                                               (a) (b) (c)
Equity compensation plans
approved by security holders                 240,650                      2.27                       438,250

Equity compensation plans not
approved by security holders
                                                --                         --                           --
                                      -----------------------    -----------------------     -------------------------
                                      -----------------------    -----------------------     -------------------------

     Total                                   240,650                      2.27                       438,250
                                      =======================    =======================     =========================

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

         The following graph compares cumulative total shareholder return of UCI's common stock over a five-year period with The NASDAQ Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on September 30, 2000.






                          Insert Performance Graph Here










                                   Fiscal Year Ended
                                   -----------------------------------------------------------------------------------
                                    09/30/00      09/30/01       09/30/02       09/30/03      09/30/04      09/30/05
                                   -----------    ----------    -----------     ----------    ----------    ----------
UCI Medical Affiliates, Inc.           100.00         77.50          65.00         297.50        297.50        717.50
Peer Group                             100.00        263.40         192.17         288.74        359.84        521.08
NASDAQ Market Index                    100.00         40.97          32.96          50.52         53.56         60.93

         The members of the Peer Group are Continucare Corporation, IntegraMed America, Inc., Pediatrix Medical Group, Inc., and Metropolitan Health Networks. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average. The prices of UCI's common stock used in computing the returns reflected above are the average of the high and low bid prices reported for UCI's common stock during the fiscal year ended on such dates.

                            ADVANCE NOTICE PROCEDURES

         Proposals Considered for Inclusion in 2007 Proxy Statement. If you would like to have a proposal considered for inclusion in the proxy statement for the 2007 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than October 27, 2006. Each stockholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the stockholder submits the proposal and continue to hold those securities through the date of the 2007 annual meeting.

         Other Proposals for Consideration at the 2007 Annual Meeting. If you wish to submit a proposal for consideration at the 2007 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our bylaws, as amended. Our bylaws require timely advance written notice of any proposals to be presented at an annual meeting of stockholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, proposals for the 2007 annual meeting must be received by at least January 30, 2007, but not prior to December 28, 2006. However, if the 2007 annual meeting is not held within thirty days before or after March 28, 2007, then for the notice by the stockholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2007 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2007 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2007 annual meeting; (b) the name and address, as they appear on our books, of the stockholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing stockholder(s) as of the record date for the 2007 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing stockholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing stockholder(s) in the business. Stockholders desiring to make proposals to be presented at the 2007 annual meeting are directed to these requirements as more specifically set forth in our bylaws, as amended, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2007 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these bylaw requirements.

         Notification of Nominations for Election to the Board of Directors. Notwithstanding the foregoing, our Bylaws state that nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors at an annual meeting of stockholders may nominate persons for election as Directors only if written notice of such stockholder's intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, such nominations for the 2007 annual meeting must be received by at least January 30, 2007, but not prior to December 28, 2006. However, if the 2007 annual meeting is not held within thirty days before or after March 28, 2007, then for the notice by the stockholder to be timely, it must be received by our Secretary of our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2007 annual meeting was actually mailed. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors may nominate persons for election of Directors to be held at a special meeting of stockholders only if written notice of such stockholder's intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than ten days following the date on which notice of such special meeting of stockholders is first given to the stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination, as they appear on our books, (b) the class and number of shares beneficially owned by such stockholder, (c) a representation that such stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (e) with respect to each nominee, (i) the nominee's name and age, (ii) the nominee's occupation and business address and telephone number, (iii) the nominee's residence address and telephone number, (iv) the number of shares of each class of our stock held directly or beneficially by the nominee, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (e) the consent of each nominee to serve as a Director of the Corporation if elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to our Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in our Bylaws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and should he or she so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

                           ANNUAL REPORT ON FORM 10-K

         A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2005, which was filed with the Securities and Exchange Commission on December 12, 2005, accompanies this proxy statement. Stockholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K may obtain one without charge by making written request to Jerry F. Wells, Jr., Chief Financial Officer, 4416 Forest Drive, Columbia, South Carolina 29206.

                                  MISCELLANEOUS

         The information referred to under the captions "Compensation Committee Report on Executive Compensation", "Performance Graph" and "Audit Committee Report" (to the extent permitted under the Securities Exchange Act of 1934): (i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, and (ii) notwithstanding anything to the contrary that may be contained in any filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.

                                         By Order of the Board of Directors,
                                         D. Michael Stout, M.D.
                                         President and Chief Executive Officer

Columbia, South Carolina
February 23, 2006